UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 28, 2023

VolitionRx Limited
(Exact name of registrant as specified in its charter)

Delaware	001-36833	91-1949078
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

1489 West Warm Springs Road, Suite 110

Henderson, Nevada 89014

(Address of principal executive offices and Zip Code)

+1 (646) 650-1351

(Registrant’s telephone number, including area code )

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock	VNRX	NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On June 28, 2023, the stockholders of VolitionRx Limited (the “Company”) approved an amendment (the “Amendment”) to the Company’s 2015 Stock Incentive Plan (the “Plan”) to increase the number of shares available for issuance under the Plan by 1,950,000 shares from an aggregate of 7,750,000 shares to 9,700,000. The Amendment had previously been approved by the Board of Directors of the Company on April 17, 2023, subject to the approval of the Company’s stockholders. The Plan, as amended by the Amendment, is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 23, 2023, the Company convened its annual meeting of stockholders (including any adjournments, continuations or postponements, the “Annual Meeting”). Due to a lack of quorum, the meeting was adjourned to June 28, 2023. On June 28, 2023, the Annual Meeting was reconvened and quorum was achieved.  The Company had 63,144,130 shares of common stock outstanding on April 24, 2023, the record date for the Annual Meeting, of which 42,523,238 shares of common stock were present in person or represented by proxy at the reconvened Annual Meeting.

The following sets forth the final voting results of the four proposals voted upon by the Company’s stockholders at the Annual Meeting. These matters are described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 28, 2023 (the “Proxy Statement”).

Proposal 1: The stockholders elected eight members to the Board of Directors to hold office until the 2024 annual meeting of stockholders and until their successors are duly elected and qualified, or until their earlier resignation or removal. The voting results are as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Dr. Phillip Barnes	17,190,976	13,395,742	11,936,520
Dr. Alan Colman	16,686,555	13,900,163	11,936,520
Dr. Martin Faulkes	17,893,663	12,693,055	11,936,520
Dr. Edward Futcher	16,702,277	13,884,441	11,936,520
Mickie Henshall	17,613,328	12,973,390	11,936,520
Guy Innes	16,601,593	13,985,125	11,936,520
Kim Nguyen	17,435,938	13,150,780	11,936,520
Cameron Reynolds	17,854,848	12,731,870	11,936,520

Proposal 2: The stockholders ratified the selection of Sadler, Gibb & Associates, LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2023. The voting results are as follows:

Votes For	Votes Against	Votes Abstained
41,847,066	631,190	44,982

Proposal 3: The stockholders approved, by a non-binding advisory vote, the compensation of the Company’s named executive officers as described in the Proxy Statement. The voting results are as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
16,678,808	13,455,552	452,358	11,936,520

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Proposal 4: The Company’s stockholders approved the amendment to the Plan. The voting results are as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
16,541,886	13,692,776	352,056	11,936,520

No other matters were presented for consideration or stockholder action at the Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	2015 Stock Incentive Plan, as amended.

104	Cover Page Interactive Data File (embedded within the Inline XBRL (eXtensible Business Reporting Language) document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLITIONRX LIMITED

Date: June 30, 2023	By:	/s/ Cameron Reynolds
Cameron Reynolds
Chief Executive Officer & President

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EXHBIIT INDEX

Exhibit Number	Description

10.1	2015 Stock Incentive Plan, as amended.

104	Cover Page Interactive Data file (embedded within the inline XBRL document.

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